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                                                                    EXHIBIT 22.1

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated January 16, 2002 included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File Numbers 333-52130, 333-75352, and 333-75354.

                             /s/ ARTHUR ANDERSEN LLP

Lancaster, Pa.,
March 27, 2002

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